UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2013

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 26, 2013, Judge Robinson of the U.S. District Court for the District of Delaware granted a motion by Butamax™ Advanced Biofuels, LLC (“Butamax”) for summary judgment of non-infringement of U.S. Patent No. 8,017,375 (the “’375 Patent”) and U.S. Patent No. 8,017,376 (the “’376 Patent”), granted in part and denied in part Butamax’s motion for summary judgment of invalidity of the ’375 Patent and the ’376 Patent, denied a motion by Gevo, Inc. (the “Company”) for summary judgment of validity of the ’376 Patent, and denied Butamax’s motion to exclude expert testimony on the ’376 Patent. This court ruling is not material to the business of the Company and is not material to any of the Company’s other pending litigation cases with Butamax.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Brett Lund
Brett Lund
Executive Vice President, General Counsel & Secretary

Date: July 29, 2013